                                                                  Exhibit 10.2.1


                  AMENDMENT AGREEMENT (this "Amendment") dated as of April 8, 1998, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, CANYON RESOURCES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor"), the Lenders named on the signature pages hereof, and BANQUE PARIBAS, NEW YORK BRANCH, in its capacity as agent for the Lenders (the "Agent").


                                   WITNESSETH

                  WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

                  WHEREAS, the Guarantor, the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

                  WHEREAS, in connection with the proposed restructuring of the Company's obligations under the Loan Agreement (and as further described in this Amendment), the Company has agreed to liquidate certain Hedge Contracts and use the proceeds thereof to (i) prepay a portion of the Company's Indebtedness, (ii) reduce its accounts payable and (iii) create a working capital reserve fund;

                  NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Loan Agreement and the Guarantee Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

                  Section 2. Conditions Precedent. The agreements set forth in
Section 3 of this Amendment shall be subject to the satisfactory completion, in the Administrative Agent's sole opinion, of the following conditions:

                  (a) The Company shall have liquidated all of its rights and obligations under any Hedge Contract providing for rights and/or obligations of the Company on or after June 30, 1998;

                                   Amendment

                  (b) The Company shall have applied the proceeds received from the liquidation described in the foregoing paragraph (a) (the "Liquidation Proceeds") as follows:

                  (i) to the prepayment in full of the Tranche B Loans and the Tranche C Loans; and

                  (ii) with the balance of the Liquidation Proceeds after effecting the prepayment in item (i) above, to an escrow account maintained by the Agent for the use by the Lenders in their sole discretion.

                  (c) The Company shall have entered into forward sales contracts of Gold which, when aggregated with Gold required to be delivered by the Company with respect to the Tranche A Gold Loans, shall cover no less than 70%, but no more than 75%, of Production (as set out in the most recently approved Budget, Operating Plan and Mining Plan submitted in accordance with
Section 8.01(b)) for each annual period through the projected final Tranche A Principal Payment Date. For purposes of this paragraph (c), "annual period" shall mean the one-year period commencing on July 1, 1998 and each anniversary thereof. The forward sales contracts entered into by the Company pursuant to this paragraph (c) shall be with counterparties acceptable to the Majority Lenders; provided, however, that a counterparty shall be deemed to be acceptable to the Majority Lenders if such counterparty was previously counterparty to a Hedge Contract previously deemed acceptable to the Majority Lenders.

                  Section 3.  Amendments.

                  3.01. Amendment to the Loan Agreement. (a) Section 8.28(a) of the Loan Agreement is amended to read in its entirety as follows:

                  "(a) The Borrower agrees to maintain a Future Debt Cover Ratio equal to, or in excess of, 1.3 to 1."

                  (b) Section 8.28(b) of the Loan Agreement is amended to read in its entirety as follows:

                  "(b) The Borrower agrees that, during any calendar quarter during 1998 and the first calendar quarter of 1999, and during any twelve consecutive month period thereafter, the ratio of (i) the excess of all revenues of the Borrower (including Proceeds received) over the sum of all Operating Costs (including capital expenditures set forth in the budgets approved by the Majority Lenders pursuant to Section 8.01(b) hereof) during such period to (ii) the sum of the aggregate Gold Funding Expense and Interest Expense during such period plus the aggregate Principal Amount of the Loans scheduled to be paid during such period as set forth on Schedule II hereto (which, in the case of Loans paid or payable in Gold, shall be the Dollar Equivalent thereof) shall equal or exceed 1.20 to 1."

                                   Amendment

                  (c) The definition of "Tranche A Principal Payment Date" is amended to read as follows: "Tranche A Principal Payment Date" shall mean the last Banking Day of each of March, June, September and December."

                  (d) Schedule II to the Loan Agreement is hereby amended in its entirety and replaced by the Schedule annexed to this Amendment.

                  3.02. Amendment to the Guarantee Agreement. The reference in
Section 5.07 of the Guarantee Agreement to "1.75 to 1" shall be amended to read "1.20 to 1 during 1998, and 1.75 to 1.0 at all times thereafter".

                  Section 4. Documents Otherwise Unchanged. Except as herein provided, the Loan Agreement and the Guarantee Agreement shall remain unchanged and in full force and effect, and each reference to the Loan Agreement and the Guarantee Agreement shall be a reference, respectively, to the Loan Agreement and the Guarantee Agreement, as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                  Section 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  Section 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Amendment

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                    BORROWER

                                    CR BRIGGS CORPORATION.



                                    By    /s/ Gary C. Huber
                                       -----------------------------
                                       Name:  Gary C. Huber
                                       Title:  Vice President


                                    AGENT

                                    BANQUE PARIBAS, NEW YORK BRANCH,
                                      as Agent



                                    By    /s/ Glenn Tobias
                                       -----------------------------
                                       Name:  Glenn Tobias
                                       Title:  M.D.


                                    By    /s/ Ralph E. Scholtz
                                       -----------------------------
                                       Name:  Ralph E. Scholtz
                                       Title:  Director

                                    LENDERS:

                                    BANQUE PARIBAS, NEW YORK BRANCH


                                    By:    /s/ Glenn Tobias
                                       -----------------------------
                                       Name:  Glenn Tobias
                                       Title:  M. D.

                                    By:    /s/ Ralph E. Scholtz
                                       -----------------------------
                                       Name:  Ralph E. Scholtz
                                       Title:  Director


                                   Amendment

                                    BAYERISCHE VEREINSBANK AG,
                                      NEW YORK BRANCH


                                    By:    /s/A. G. Mathews
                                       -----------------------------
                                        Name:  Andrew G. Mathews
                                        Title:  Vice President

                                    By:    /s/ Paul J. Colatrella
                                       -----------------------------
                                        Name:  Paul J. Colatrella
                                        Title:   Vice President


                                    NM ROTHSCHILD & SONS LIMITED


                                    By:    /s/ N. A. Wood
                                       -----------------------------
                                        Name: Nicholas Wood
                                        Title:  Assistant Director

                                    By:    /s/ D. W. Street
                                       -----------------------------
                                        Name:  David Street
                                        Title:  Assistant Director


                                    GUARANTOR:

                                    CANYON RESOURCES CORPORATION


                                    By:    /s/ Richard H. De Voto
                                       -----------------------------
                                        Name:
                                        Title:

                                    By:    /s/ Gary C. Huber
                                       -----------------------------
                                        Name:  Gary C. Huber
                                        Title:   Vice President


                                   Amendment

                                                                        SCHEDULE
                                                          to Amendment Agreement

                              Amortization Schedule


               TRANCHE A                          % OF PRINCIPAL AMOUNT OF
         PRINCIPAL PAYMENT DATES                TRANCHE A LOANS TO BE REPAID
         -----------------------                ----------------------------
               first                                          0%
               second                                      2.50%
               third                                       2.50%
               fourth                                      2.50%
               fifth                                       3.25%
               sixth                                       2.25%
               seventh                                     1.00%
               eighth                                      1.00%
               ninth                                       0.00%
               tenth                                       0.50%
               eleventh                                    3.00%
               twelfth                                     1.25%
               thirteenth                                   .75%
               fourteenth                                   .50%
               fifteenth                                   1.25%
               sixteenth                                   1.75%
               seventeenth                                 5.00%
               eighteenth                                  5.00%
               nineteenth                                  5.25%
               twentieth                                   6.75%
               twenty-first                                8.75%
               twenty-second                               9.00%
               twenty-third                                9.00%
               twenty-fourth                              27.25%
                                                            100%

                                   Amendment